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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 7, 2000
           -----------------------------------------------------------
               (Date of Report) (Date of earliest event reported)

                             SUN MICROSYSTEMS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-15086                  94-2805249
-----------------------------    ------------------      ----------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)           Identification No.)


901 San Antonio Road, Palo Alto, California                       94303
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:             (650) 960-1300
                                                           --------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On September 18, 2000, the registrant entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among the registrant, Azure Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the registrant ("Merger Sub"), and Cobalt Networks, Inc., a Delaware corporation ("Cobalt"), pursuant to which Merger Sub would be merged with and into Cobalt, with Cobalt surviving the merger as a wholly-owned subsidiary of the registrant, and each share of Cobalt common stock issued and outstanding at the effective time of the merger would be cancelled and converted into the right to receive 0.50 of a share of common stock of the registrant (including the associated rights under the registrant's stockholder rights plan).

         On December 7, 2000, the registrant closed the transactions contemplated by the Merger Agreement, including the merger of Merger Sub and Cobalt. As a result of the merger, each issued and outstanding share of Cobalt common stock was cancelled and converted into the right to receive one share of common stock of the registrant. The exchange ratio for the merger was adjusted from the exchange ratio of 0.50-for-one reflected in the Merger Agreement to a new exchange ratio of one-for-one as a result of the two-for-one forward stock split of the common stock of the registrant, which was paid in the form of a stock dividend on December 6, 2000.


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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         99.1 Press release dated December 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2000                      SUN MICROSYSTEMS, INC.


                                            By: /s/ JONATHAN I. SCHWARTZ
                                               ---------------------------------
                                               Jonathan I. Schwartz
                                               Senior Vice President, Corporate
                                               Strategy and Planning



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                                INDEX TO EXHIBITS


Exhibit
99.1     Press Release dated December 7, 2000


                                                                   EXHIBIT 99.1






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